Exhibit 99.1 Bristow Group Inc. Investor Relations Presentation June 11 – 15, 2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31,
2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow is the leading provider of helicopter services
and is a unique investment in oil field services
•
~20 countries
•
556 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $40.03/share
•
Market cap
*
: ~$1.5 billion
•
Quarterly dividend of $0.20/share
Bristow flies crews and light cargo to production platforms, vessels and rigs
* Based on 36.8 million fully diluted weighted average shares outstanding for the three months ended 03/31/2012 and stock price as of June 6 th , 2012

Why Bristow?
$275
•
Bristow is the largest of only two global helicopter providers
•
Bristow is stable as we have long term contracts that serve
mostly production
•
Bristow is growing with demand not dependent on economic
or commodity cycles
•
Bristow’s asset values are resilient even in depressed
economic times as there is strong demand for helicopters
outside of E&P
•
Bristow pays a quarterly dividend of $0.20/share after a 33%
increase in 2012 (our fiscal year 2013), and has a $100 million share repurchase authorization

NATIONAL
OCEAN
INDUSTRIES
ASSOCIATION

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

2.79
2.27
0.53
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the leading
example emulated industry-wide
• Bristow accident rate is less than one fifth the average
rates for the oil and gas industry and all civil helicopters
• Safety Performance accounts for 25% of management
incentive compensation
• 2011 National Ocean Industries Association (NOIA)
Safety in Seas Award Winner
* Averages for most recently available three-year period: Helicopter Association International 2007-2009, International Oil & Gas Producers 2005-2007, Bristow Group, 2009-
2011, excluding Bristow Academy
3-year average air
accident rates
*
per 100K flight hours
Bristow
Oil & Gas industry
All civil helicopters
TARGET ZERO, our industry leading safety program,
creates differentiation and client loyalty

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow
6

Bristow services are utilized in every phase of
offshore oil and gas activity, especially production
• Largest share of revenues (>60%) relates to
oil and gas production, ensuring stability and
growth
• There are ~ 8,000 offshore production
installations worldwide—compared with >600
exploratory drilling rigs
• ~ 1,700 helicopters servicing oil and gas
industry of which Bristow’s fleet is
approximately one third
• Bristow revenues primarily driven by
operating expenditures
ABANDONMENT
EXPLORATION SEISMIC
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s
Typical revenues by segment
DEVELOPMENT
PRODUCTION
Exploration
20%
Development
10%
Production
60%
Other 10%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow
7

Bristow’s contract and operations structure results in more
predictable income with significant operating leverage
Revenue sources
• Two tiered contract structure includes both:
– Fixed or monthly standing charge to reserve helicopter
capacity
– Variable fees based on hours flown with fuel pass through
• Bristow contracts earn 65% of revenue without flying
Operating income
Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow, as the global leader, continues to be well positioned in all key offshore basins * Unconsolidated affiliate #2 #2 #1 #1* #2 #1 #2 #1* #1 #1* #1 #1 8

Hammerfest
Bergen
Kristiansund
Stavanger
Scasta
Aberdeen
Norway
Humberside
Esbjerg
Norwich
Den Helder
UK
Netherlands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represents 39% of Bristow operating
revenue and 41% of adjusted EBITDAR* in Q4
FY12
•
Operating revenue increased to $121.0M from
$101.2M in Q4 FY11 due to increased flying
activity
•
Adjusted EBITDAR margin increased to 36.1%
in Q4 FY12 from 34.4% in Q4 FY11 reflecting
higher activity levels and was 32.9% for FY12
Outlook:
• Awarded GAP Search and Rescue contract
in the Northern North Sea that will require
four large aircraft beginning in July 2013
• Historically high bidding activity for
contracts for over 20 large aircraft all
starting between October 2012 –
September 2014
FY13 adjusted EBITDAR margin
expected to be ~ in the low thirties
Europe (EBU) is our largest BU with significant growth
opportunities to both diversify and increase market share
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU) strategy is to maintain the proven
and consistent premier brand
•
Nigeria represents 22% of Bristow operating
revenue and 23% of adjusted EBITDAR* in Q4
FY12
•
Operating revenue of $66.2M in Q4 FY12
increased from $50.8M in Q4 FY11 due to new
contracts and price increases
•
Adjusted EBITDAR margin of 36.6% in Q4 FY12
vs 34.3% in Q4 FY11 and 35% for FY12
•
Increased activity reflected in increase in flying
hours and ad hoc work over prior year quarter
Outlook:
•
Opportunities exist for the extension of
several contracts with improved contract
terms
•
Key changes to our operating model in
order to compete more effectively on a
local basis
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU) strategy entails a focus on the organic
growth and the Client Promise
•
Australia represented 14% of Bristow operating
revenue and adjusted EBITDAR* in Q4 FY12
•
Operating revenue of $43.4M in Q4 FY12
increased from $40.8M in Q4 FY11 due to
increased utilization
•
Adjusted EBITDAR increased to $15.5M in Q4
FY12 from $12.7M in Q4 FY11 and was $36.0M
for FY12
•
Increase in adjusted EBITDAR margin to 35.6%
in Q4 FY12 from 23.5% in Q3 FY12, reflecting
higher utilization, which increased the adjusted
EBITDAR margin for FY12 to 24.3%
Outlook:
•
Awaiting the results of a large tender
•
Some short term contracts roll off in Q1
FY13 and will allow for ad hoc work or
redeployment
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY13 adjusted EBITDAR margin
expected to be ~ mid to high twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU) strategy is to develop new
markets through geographic R&D and partnerships
•
Other International represented 11% of Bristow
operating revenue and 14% of adjusted EBITDAR* in
Q4 FY12
•
Operating revenue decreased  to $34.6M in Q4 FY12
vs. $36.3M in Q4 FY11 due to exiting Libya and was
partially offset by new contracts
•
Adjusted EBITDAR margin of 42.9% in Q4 FY12
decreased over Q4 FY11 of 59.4% and was 39.5% for
FY12 (Lider Impact)
•
Lider equity earnings decreased to $1.0M in Q4 FY12
from $6.2M in Q4 FY11, negative $3.3M in FY12 vs.
$8.5M in FY11 due to the foreign exchange impact
and aircraft maintenance in Q4 FY12
Outlook:
•
Awaiting result of the Petrobras tender for up to
10 large aircraft
•
Major IOC contract in Brazil extended until
FY14 while adding a fourth medium aircraft
•
Exploring East Africa as future growth market
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY13 adjusted EBITDAR margin
expected to be ~ low to mid forties

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
•
North America represents 14% of Bristow operating
revenue and 8% of adjusted EBITDAR in Q4 FY12
•
Adjusted EBITDAR increased to $8.2M in Q4 FY12 vs.
$3.4M in Q4 FY11
•
Adjusted EBITDAR margin of 19.4% in Q4 FY12
increased significantly from 8.5% in Q4 FY11; FY12
adjusted EBITDAR margin was 17.3%.
•
Increase in adjusted EBITDAR margin from prior year
quarter is a result of the higher LACE Rates for larger
aircraft as well as cost management
Outlook:
•
Activity in the Gulf of Mexico picking up with
continued inquiries for additional medium and
large aircraft to support seismic and deepwater
exploration
•
Successfully negotiating better contract terms
with several clients in GoM and Alaska
•
Supply and demand on medium and large
aircraft tightening significantly
FY13 adjusted EBITDAR margin expected
to be ~ low twenties
North America (NABU) strategy is to focus on large
aircraft contracts as deepwater drilling recovers
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our investment proposition is based on three principles:
secular growth, financial safety, and balanced return
2.  Prudent Balance
Sheet Management
with ample liquidity
1.  Growth not dependent
on economic or
commodity cycles
3.  Capital Return
through dividends and
opportunistic share repurchases
Investment:
FY 2012 - 2016
Long term value for our
shareholders

Old Technology
80
348
New Technology
24
27
12
7
33
3
5
5
10
20
8
31
9
5
109
40
11
40
228
160

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

56
North America
Brazil, Peru,
Trinidad
Gulf of Guinea
Europe
Mid East, East Africa,
India, Bangladesh
Malaysia, Thailand
Indonesia
Australia
Small Medium Large
Total Opportunities *
1.  Bristow Growth: A wider scope with 428
opportunities identified between FY13 and FY17
30
Russia / Caspian

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

The market outlook is better as we enter FY13
Overall
activity
above pre-
2008 levels
•
The overall market both in terms of tender activity and pricing is improving
•
North Sea tender activity remains at historic levels
•
Aircraft supply is tightening with significant SAR requirements
(both governmental and O&G) and faster Brazilian expansion
Brazil growth
accelerates
NABU market
returning
•
Petrobras board approved 52 incremental aircraft through
FY15 with a focus on heavy aircraft
•
Demand outside Brazil is at least equal to Petrobras needs
further tightening supply/demand for heavies
•
Most clients increasing activity in GoM as rigs go back to work
•
Eastern Canada new drilling activity increasing with Statoil,
ExxonMobil and Chevron

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

2.  Bristow enjoys the strongest balance sheet in the
business with ample cash flow, liquidity, and asset value
Ample
Liquidity with
underlying
asset value
Significant
Cash Flow
Generation
•
Bristow generated 53% more operating cash flow in
FY12 compared to FY11
•
In FY12, cash increased by over 125% and Bristow has
over $400 million of liquidity
•
Current fair market value of aircraft is well above current
share price
Prudent
Balance
sheet
management
•
Adjusted Debt/Capital Ratio less than 45% with a BBB-
rating from Standard and Poor’s
•
Operating lease strategy used to finance growth with a
much lower cost of capital

$ in millions
280
240
200
160
120
80
40
0
FY08
FY09
FY10
FY11
FY12

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our focus on returns has yielded much higher
operating cash flow generation in FY12 . . .
Bristow generated 53% more operating cash flow in FY12
compared to FY11
Net cash provided by operating activities
See 10-K for more information on cash flow provided by operating activities
87.6
127.9
195.4
151.4
231.3

450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
$ in millions
177.8
77.8
100.0
260.7
116.4
144.4
401.6
261.6
140.1
FY10
FY11
FY12
Undrawn borrowing capacity
Cash

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

. . . leading to a robust cash and liquidity position
Total liquidity as of March 31 • In FY12, cash on hand
increased by ~ 125%
• Total liquidity, including cash
on hand and unused
revolver capacity, has
increased by more than 50%
from FY11
• In Q4 FY12 we have also
paid down over $75M of long
and short term debt
• Higher liquidity allows for
internal funding of growth
and protection in uncertain
economic times

BV / FMV per Share ($)

55
50
45
40
52.04
46.96
42.25
A
M
J
J
A
S
O
N
D
J
F
M
A
Book value of equity per share
FMV of assets per share
Avg Closing Price

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

20 Bristow’s asset values are resilient as there is strong demand for helicopters after oil field services

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

3.  Bristow has a proven commitment to a balanced return
for our shareholders as demonstrated in the past year
Share
Repurchase
Regular
Dividend
•
FY12 quarterly dividend initiated at $0.15/share
•
We recently increased the quarterly dividend by
33% to $0.20/share
•
Bristow has a $100 million share repurchase
authorization with $25 million executed
•
Value is key to decision with net book value
and Aircraft FMV being guide posts

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow can and will provide a unique and balanced
return in various market environments
The “Growth Price Signal” is provided
by the commercial markets and outlook
for  ANNUAL EPS Growth
Cash
Flow Yield
=
OCF + A/C sales – Depreciation
Market Capitalization
We can provide a balanced return, but some years we
will “Go Faster” depending on price signals
The “Capital Return Price Signal” is
provided by the financial markets and
our current free cash flow yield
Today this equals  13.1%
FY13 EPS Guidance: $3.25 - $3.55
FY12 –
FY13 EPS
Midpoint
Growth
9.0% =

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

23 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us th

24 Appendix

Bristow
NABU
15% *
EBU
37%
WASBU
21%
AUSBU
12%
OIBU
12%
BRS Academy
3%
U.S. GoM – 79/7
Alaska – 13/3
UK – 34/4
Netherlands – 4/1
Norway – 17/3
Denmark – 1/1
FBH - 64
Nigeria – 46/7
Australia – 29/10
Mexico – 13/5
Brazil – 11/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 5/2
Other – 13/1
Lider - 86
PAS - 45
Florida – 59/1
Louisiana – 15/1
U.K. – 2/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Organizational Chart - as of March 31, 2012
Business Unit
(* % of FY12 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(No. of aircraft)
Key
Operated Aircraft
Bristow owns and/or operates 361
aircraft as of March 31, 2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 195 aircraft
as of March 31, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of March 31, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 25 - 25 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 30 2 32 9
82 2 84 15
LACE 75
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 2 14 16 -
Bell 412 13 Twin Turbine 34 20 54 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 16 6 22 -
Sikorsky S-76C/C++ 12 Twin Turbine 54 33 87 -
116 75 191 -
LACE 53

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of March 31, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95 -
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 2 - 2 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 14 - 14 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 46 - 46 -
Fixed Wing 1 - 1 -
76 64 140 -
Fixed Wing 4 42 46 -
Total 361 195 556 15
TOTAL LACE (Large Aircraft Equivalent) 149

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q4 FY12
Q 1 FY12 Q 2 FY12 Q 3 FY12 Q 4 FY12 YTD
Fleet Count Beginning Period 373 372         366         364         373
Delivered
EC225 2 1 3
S-92 2 3 1 6
Bell 412EP 1 1
Citation XLS 1 1
Total Delivered 2 3 4 2 11
Removed
Sales (3)            (5)            (7)            (10)          (25)
Other* (4)            1             5             2
Total Removed (3)            (9)            (6)            (5)            (23)
372         366         364         361         361
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
EBU WASBU AUSBU OIBU NABU Total *
Large 3      -             3            1       -         7
Medium 2      1            1            6       -         10
Small -       -             -             -        -         -
Total 5      1            4            7       -         17
* Table does not include two training helicopters held for sale
Aircraft held for sale by BU
Large 9 - 1 1 2 - 13
Medium - 1 - - 11 - 12
Small - - 2 - 1 - 3
Fixed - 1 - - - - 1
Training - - - - - 28 28
Total 9 2 3 1 14 28 57
Leased aircraft in consolidated fleet
EBU WASBU AUSBU OIBU NABU BA Total
# of A/C Sold
Cash
Received*
Q1 FY12 3 2,478
Q2 FY12 5 10,674
Q3 FY12 7 9,075
Q4 FY12 14 31,640
Totals 29 53,867
* Amounts stated in thousands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating Revenue, LACE and LACE rate by BU
Op revenue* LACE LACE Rate*
AUSBU 148.3 19 7.78
NABU 176.5 30 5.79
WASBU 246.3 22 11.46
EBU 449.9 45 10.10
IBU 141.5 34 4.22
Total 1,162.5       149 7.89
* $ in millions
Operating Revenue, LACE, and LACE Rate by BU
as of March 31, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
1 Large June 2012 OIBU 1 of 1 1 Medium June 2013
1 Large June 2012 WASBU 1 of 1 2 Medium September 2013
5 Large December 2012 EBU 3 of 5 1 Large September 2013
2 Large March 2013 EBU 2 of 2 2 Medium December 2013
1 Large September 2014 NABU 5 Large December 2013
1 Large December 2014 OIBU 1 Large March 2014
1 Large March 2015 OIBU 1 Large June 2014
1 Large June 2015 EBU 1 Medium September 2014
1 Large March 2016 EBU 1 Large September 2014
1 Large June 2016 AUSBU 2 Medium December 2014
15 7 of 15 1 Large December 2014
2 Medium March 2015
* Six large ordered aircraft expected to enter service late 1 Large March 2015 calendar 2014 are subject to the successful development 2 Medium June 2015 and certification of the aircraft. 2 Large June 2015
  Order book does not include two large leased aircraft 2 Large September 2015 under contract with delivery dates in June and September 2 Large December 2015
  2012 quarters. 1 Large March 2016
2 Large June2016
2 Large September 2016
2 Large December 2016
1 Large March 2017
1 Large June2017
1 Large September 2017
1 Large December 2017
40
ORDER BOOK* OPTIONS BOOK
Order and options book as of March 31, 2012
Fair market value of our fleet is ~$1.9
billion as of March 31, 2012.

2010					2011					2012				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
EBU	31.2%	31.7%	31.9%	28.0%	30.8%	29.8%	31.5%	34.6%	34.4%	32.7%	33.0%	31.4%	30.7%	36.1%	32.9%
WASBU	31.7%	36.8%	33.7%	39.1%	36.0%	33.7%	36.9%	35.8%	34.3%	35.2%	29.5%	35.5%	37.2%	36.6%	35.0%
NABU	18.3%	20.0%	14.9%	17.7%	17.8%	20.8%	25.8%	15.9%	8.5%	18.5%	14.3%	20.6%	14.8%	19.4%	17.3%
AUSBU	26.5%	36.7%	34.4%	31.3%	32.4%	33.2%	26.1%	27.0%	31.1%	29.3%	20.2%	14.4%	23.5%	35.6%	24.3%
OIBU	34.4%	37.6%	25.9%	25.1%	31.0%	18.3%	40.2%	37.4%	59.4%	39.3%	48.1%	19.1%	47.8%	42.9%	39.5%
Consolidated	24.7%	27.8%	24.7%	23.9%	25.3%	23.8%	27.5%	25.9%	29.6%	26.7%	23.4%	24.0%	27.6%	31.2%	26.6%

($ in millions)	Fiscal year ended March 31,				
	2008	2009	2010	2011	2012
Income from continuing operations	$107.7	$125.5	$113.5	$133.3	$65.2
Income tax expense	$44.5	$50.5	$29.0	$7.1	$14.2
Interest expense	$23.8	$35.1	$42.4	$46.2	$38.1
Gain on disposal of assets	($9.4)	($9.1)	(18.7)	(10.2)	31.7
Depreciation and amortization	54.1	65.5	74.7	90.9	96.1
Special items	(1.4)	(42)	–	1.2	28.1
EBITDA Subtotal	219.3	225.6	240.9	268.5	273.5
Rental expense	22.8	21.1	27.3	29.2	46.0
Adjusted EBITDAR	$242.1	$246.7	$268.2	$297.7	$319.5

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

31 Adjusted EBITDAR margin* trend and reconciliation * Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

Three Months Ended March 31,		Fiscal Year Ended March 31,	
	2012	2011	2012	2011
	(Unaudited) (In thousands, except per share amounts)			
Adjusted EBITDAR	$ 99,458	$ 81,055	$ 319,488	$ 297,714
Gain (loss) on disposal of assets	(28,610)	5,096	(31,670)	8,678
Special items	(3,451)	(2,445)	(28,061)	(1,245)
Rent expense	(15,143)	(7,746)	(46,041)	(29,184)
Interest expense	(9,960)	(9,924)	(38,130)	(46,187)
Depreciation and amortization	(25,296)	(27,740)	(96,144)	(89,377)
Benefit (provision) for income taxes	(2,422)	(7,071)	(14,201)	(7,104)
Net income	$ 14,576	$ 31,225	$ 65,241	$ 133,295
Adjusted operating income	$ 60,963	$ 50,057	$ 180,864	$ 182,852
Gain (loss) on disposal of assets	(28,610)	5,096	(31,670)	8,678
Special items	(6,140)	(5,306)	(33,428)	(1,806)
Operating income	$ 26,213	$ 49,847	$ 115,766	$ 189,724
Adjusted net income	$ 44,558	$ 31,711	$ 114,641	$ 113,045
Gain (loss) on disposal of assets	(24,533)	4,195	(26,008)	7,145
Special items	(5,783)	(5,038)	(25,103)	12,125
Net income attributable to Bristow Group	$ 14,242	$ 30,868	$ 63,530	$ 132,315
Adjusted earnings per share	$ 1.22	$ 0.86	$ 3.12	$ 3.08
Gain (loss) on disposal of assets	(0.67)	0.11	(0.71)	0.19
Special items	(0.16)	(0.13)	(0.68)	0.34
Earnings per share	0.39	0.84	1.73	3.60

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

32 GAAP reconciliation

Three Months Ended March 31, 2012			
	Adjusted Operating Income	Adjusted EBITDAR	Adjusted Net Income	Adjusted Diluted Earnings Per Share
	(Unaudited) (In thousands, except per share amounts)			
Impairment of inventories [1]	$ (1,309)	$ (1,309)	$ (934)	$ (0.03)
Impairment of aircraft [2]	(2,690)	—	(2,661)	(0.07)
AS332L sale costs [3]	(2,142)	(2,142)	(1,393)	(0.04)
Tax items [4]	—	—	(795)	(0.02)
Total special items	$ (6,141)	$ (3,451)	$ (5,783)	(0.16)

	Fiscal Year Ended March 31, 2012			
	Adjusted Operating Income	Adjusted EBITDAR	Adjusted Net Income	Adjusted Diluted Earnings Per Share
	(Unaudited) (In thousands, except per share amounts)			
Impairment of inventories	$ (25,919)	$ (25,919)	$ (18,514)	$ (0.50)
Impairment of aircraft	(2,690)	—	(2,661)	(0.07)
Impairment of assets in Creole, Louisiana	(2,677)	—	(1,740)	(0.05)
AS332L sale costs	(2,142)	(2,142)	(1,393)	(0.04)
Tax items	—	—	(795)	(0.02)
Total special items	$ (33,428)	$ (28,061)	$ (25,103)	(0.68)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

33 Special items reconciliation

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of March 31, 2012 757.2 $                                        1,521.8 $     2,279.1 $          33.2%
Adjust for:
Unfunded Pension Liability 111.7                                           111.7
NPV of Lease Obligations 190.2                                           190.2
Guarantees 16.0                                             16.0
Letters of credit 1.5                                               1.5
Adjusted 1,076.7 $                                     (d) 1,521.8 $     2,598.5 $          41.4%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 319.5 $
(e)
Annualized 426.0 $
= (d) / (e) 3.37:1

35 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us th